UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: April 30, 2001
                        (Date of Earliest Event Reported)

                       Southern States Power Company, Inc.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                 0-29536                             33-0312389
                 -------                             ----------
         (Commission File Number)        (I.R.S. Employer Identification No.)




       Southern States Power Company, Inc.
       3400 Inland Empire Blvd. Suite 101
                   Ontario, CA                               91764
       ----------------------------------                    -----
    (Address of Principal Executive Offices)               (Zip Code)


                                (909) 476 - 3575
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Southern States Power Company, Inc.(the "Company") is in the business of producing Biodiesel fuel. Biodiesel fuel is produced by converting vegetable or animal oils into a biofuel which can be blended with standard diesel fuel in an effort to eliminate or reduce particulates and other emissions associated with the burning of straight diesel fuels.

     To  that  end,  the   Company's   subsidiary,   Power   Acquisition   Corp.
("Acquisition Corp."), entered into a contract (the "Technology Transfer Agreement") with Green Aero Technology Inc. ("Green Aero") on April 9, 2001, to purchase certain technology (the "Technology") and complimentary devices (the "Device" or "Devices") developed by Green Aero for generating electrical energy from wind drive/responsive machines, with backup generator units fueled by Biodiesel fuel. This acquisition was made because the use of Biodiesel as an alternative fuel in backup generators and generation of electrical energy utilizing wind power is complimentary to the Company's business.

     Acquisition Corp.'s capital structure consisted of 10,000 authorized shares of Class A Voting Common Stock, Par Value $0.001 per share (the "Class A" or, sometimes, the "Class A Common"), and 1,000 authorized shares of Class B NonVoting Common Stock, Par Value $0.001 per share (the "Class B" or, sometimes, the "Class B NonVoting Common"), with 90 shares of the Class A issued and outstanding and held by the Company, and with 10 shares of the Class B issued and outstanding and held by Green Aero, as is explained in the succeeding paragraph.

     Pursuant to the Technology Transfer Agreement, (a) Acquisition Corp. will pay to Green Aero the sum of $150,000.00; (b) Acquisition Corp. will pay to Green Aero a royalty equal to 5% of gross revenues attributable to sales, leases, joint ventures with respect to, and all other dispositions of the Devices or of the Technology to third-parties; and (c) Acquisition Corp. issued and delivered to Green Aero the 10 shares of Class B NonVoting referred to in the preceding paragraph.

     To fund the acquisition of the Device and the Technology, on April 3, 2001, Acquisition Corp. issued its 8% Series A $1,000,000.00 Senior Subordinated Convertible Redeemable Debentures due April 3, 2003 (the "Acquisition Corp. Debentures"), together with underlying shares of Acquisition Corp.'s Class A Common Stock, Par Value $0.001, into which the Acquisition Corp. Debentures may be convertible from time to time.

     After deducting the expenses of the investment, including projected interest payments, the net proceeds to be received by Acquisition Corp. will aggregate approximately $795,000.00. The first installment of proceeds was received on April 6, 2000; the second has yet to be received. From these net proceeds, (a) $150,000.00 will be used to acquire the Technology; (b)
$150,000.00 will be used as working capital to develop the Technology; (c) $150,000.00 will be used to develop a prototype; and (d) $345,00.00 will be used to develop and construct the Biodiesel Plant.

     Following the acquisition of the Device and the Green Aero Technology by Acquisition Corp., on April 11, 2001, Acquisition Corp. was merged into the Company. Pursuant to the Merger, and by operation of law, the rights

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and obligations of Acquisition Corp. with respect to all entities would inure to the benefit of and be binding upon the Company. Consequently, as a result of the Merger,

     (a) the rights and obligations of Acquisition Corp. with respect to the Technology Transfer Agreement will inure to the benefit of and be binding upon the Company;

     (b) all of the issued and outstanding shares of the Class A Common Stock of Acquisition Corp. (i.e., 90 shares) were surrendered to and canceled by the Company;

     (c) all of the issued and outstanding shares of the Class B NonVoting Common Stock (i.e., 10 shares) held by Green Aero were surrendered to and exchanged by the Company for 4,000,000 shares of Common Stock, Par Value $0.001 per share, of the Company, which shares of the Company will now be owned by Green Aero; and

     (d) the Acquisition Corp. Debentures, together with the underlying shares of Acquisition Corp.'s common stock, Par Value $0.001 per share, into which the Acquisition Corp. Debentures were convertible from time to time, were converted into identical debentures of the Company (the "the Company Debentures"), together shares of underlying common stock, Par Value $0.001 per share, of the Company into which the Company Debentures may be converted.

     As is the case when any Convertible Debentures are issued, it can be anticipated that the holder thereof will seek repayment via a conversion of debt to equity, and that, accordingly, most of the debt evidenced by the Debentures will be converted into shares of the Company, a substantial amount which will then be sold in the open market. This could have a depressing effect on the price of shares of the Company.


 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

         Exhibit No.      Item

             2. Plan of Merger between Power Acquisition Corp., and Southern States Power Company, Inc.

            10.1 Technology Transfer Agreement dated April 9, 2001, between Green Aero Technology Inc. and Power Acquisition Corp.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons in behalf of the Registrant and in the capacities and on the dates indicated.

                                      SOUTHERN STATES POWER COMPANY, INC.


                                      By:   s/Harrison A. McCoy
                                         ---------------------------------------
                                         Harrison A. McCoy, Vice President
                                         & Director

Dated:  April 30, 2001.

Exhibit 2

                                 PLAN OF MERGER

     THIS AGREEMENT made and entered into as of this 11th day of April 2001, by and between Southern States Power Company, Inc., a Delaware corporation ("SSPC"), with offices at 3400 Inland Empire Blvd., Suite 101, Ontario, CA 91764, and Power Acquisition Corp., a Delaware corporation ("Acquisition Corp."), with offices at 3400 Inland Empire Blvd., Suite 101, Ontario, CA 91764.


                              W I T N E S S E T H:


     WHEREAS, 90% of the authorized and issued capital stock of Acquisition Corp. is owned by SSPC; and

     WHEREAS, the Parties agree that it would be in their respective best interests to merge.


                           N O W   T H E R E F O R E,

     In consideration of the provisions and the representations, warranties and agreements herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:


                                    ARTICLE I

                TERMS AND CONDITIONS OF STOCK EXCHANGE AND MERGER

     (a) On the "Effective Date", as hereinafter defined, the following shall be or shall have been done:

     (i) SSPC and Acquisition Corp. shall have obtained approval for this Agreement and the transactions described herein by their respective Boards of Directors and Owners, if necessary, pursuant to the applicable provisions of Delaware law;

     (ii) Acquisition Corp. shall merge into SSPC and cease to exist;

     (iii) SSPC shall thereupon and thereafter possess, and be the owner of, all the rights, privileges, powers, franchises, patents, trademarks, licenses, and other assets and accounts receivable of every kind and description of Acquisition Corp., and SSPC shall be subject to all the restrictions, disabilities, and duties of Acquisition Corp. with respect thereto; and all property, real, personal or mixed, and all debts and obligation due to Acquisition Corp.on whatever account shall be vested in SSPC; and all rights of creditors and all liens upon any property of Acquisition Corp. shall be preserved unimpaired; and all debts, liabilities, duties, and obligations of Acquisition Corp. [including obligations of Acquisition Corp. on account of (A) Stock Subscriptions to which Acquisition Corp. is a Party; (B) Debentures of Acquisition Corp.; and (C) Stock Conversion obligations with respect to Debentures of Acquisition Corp.], shall henceforth attach to SSPC, and may enforced against SSPC to the same extent as if said debts, liabilities, duties, and obligations had been incurred or contracted by SSPC;

     (iv) If, at any time after the Effective Date, SSPC shall consider or be advised that any further


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

assignments  or assurances  and law or any other acts are necessary or desirable
(A) to vest, perfect or confirm, of record or otherwise, in SSPC, title to and possession of any property or right of Acquisition Corp. acquired or to be acquired by reason of, or in connection with, this Merger, or (B) otherwise to carry out the purposes of this Merger, Acquisition Corp. and its officers and directors shall be deemed to have granted to SSPC an irrevocable power of attorney to execute and deliver all such proper deeds, assignments, and assurances in law, and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in SSPC addition and otherwise to carry out the purposes of this Merger; and the proper officers and directors of SSPC are fully authorized in the name of Acquisition Corp. otherwise to take any and all such action(s);

     (v) Acquisition Corp.'s 8% Series A $1,000,000.00 Senior Subordinated Convertible Redeemable Debentures (the "Acquisition Corp. Debentures"), together with authorized but unissued underlying shares of Acquisition Corp.'s Class A Common stock, Par Value $0.001 per share (the "Acquisition Corp. Common Stock"), into which the Acquisition Corp. Debentures are convertible from time to time, shall be converted into identical SSPC debentures (the "SSPC Debentures"), together with authorized but unissued underlying shares of Common Stock, Par Value $0.001 share, of SSPC into which the new SSPC Debentures may be converted (the "SSPC Common Stock");

     (vi) All of the issued and outstanding shares of the Class A Common Stock, Par Value $0.001 per share, i.e., 90 shares, of Acquisition Corp. held by SSPC prior to this Merger, may, by virtue of this Merger, and without any further action of SSPC, be canceled simultaneously with the effectiveness of this Merger.

     (vii) All of the issued and outstanding shares of the Class B Non Voting Common Stock, Par Value $0.01 per share, i.e., 10 shares, of Acquisition Corp. held by Green Aero Energy, Ltd. prior to this Merger shall be converted into 4,000,000 shares of Common Stock, Par Value $0.001per share, of SSPC.

     (viii) Until surrendered and exchanged as herein provided, each outstanding certificate which, prior to the Effective Date, represented a Acquisition Corp. security, shall be deemed for all corporate purposes to evidence ownership of the appropriate number of securities of SSPC into which Acquisition Corp. security shall have been so converted;

     (ix) Subject to Sub-section (vi), above, each holder of a certificate representing issued and outstanding securities of Acquisition Corp. immediately prior to the Effective Date of the Merger, shall, upon surrender of such certificate to SSPC after the Effective Date, be entitled to receive a certificate representing the appropriate number of shares of securities of SSPC as described above;

     (x) If any certificate representing a SSPC security is to be issued in a name other than that in which the certificate surrendered is registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall either pay to SSPC or its transfer agent any transfer or other taxes required by reason of the issuance of certificates representing a SSPC security in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of SSPC or its transfer agent that such tax has been paid or is not applicable; and

     (xi) The officers and directors of Acquisition Corp. shall resign their positions.

     (b) The right to transfer restricted securities may be permitted if, in the opinion of counsel satisfactory to SSPC, the securities may be transferred pursuant to an exemption from registration under the Act.

     (c) This merger shall become effective ("Effective Date") on the day set forth in the Articles of Incorporation to be filed with the Secretary of State of Delaware by the Parties as soon as practicable after the date this Agreement is signed.

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

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES OF ACQUISITION CORP.

     (a) Organization and Authority. Acquisition Corp. is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own its property and assets and to conduct its business in the manner and in the places in which it is now conducted. Acquisition Corp. is qualified to do business as a domestic corporation in the State of Delaware, and the character of the properties owned or leased by Acquisition Corp. and the nature of the business conducted by it does not require such qualification in any other jurisdiction, except where the failure to so qualify would not have a material adverse affect on Acquisition Corp. or its business.

     (b) Corporate Action. All corporate action necessary on the part of Acquisition Corp. to authorize the execution and delivery of this Agreement and the performance or satisfaction of Acquisition Corp.'s obligations hereunder and thereunder has been or will have been duly taken prior to the Effective Date. This Agreement and the Articles of Incorporation constitute the valid and binding obligations of Acquisition Corp. enforceable in accordance with their respective terms.

     (c) Capitalization. As at the Effective Date, Acquisition Corp.'s entire capitalization shall consist of:

     (i) 10,000 shares of Class A Common Stock, Par Value $0.001 per share, of which 90 shares shall be issued and outstanding;

     (ii) 1,000 shares of Class B Non Voting Common Stock, Par Value $0.001 per share, of which 10 shares shall be issued and outstanding;

     (ii) 8% Series A $1,000,000.00 Senior Subordinated Convertible Redeemable Debentures, convertible, from time to time, into authorized but unissued shares of Class A Common Stock, Par Value $0.001 per share, upon conversion into which no shares of said underlying shares of Common Stock shall have been issued.

     As of the date of this Agreement and as at Effective Date, all of the outstanding capital stock of Acquisition Corp. is and will be duly issued in accordance with all applicable laws, rules and regulations, is and will be fully paid and non-assessable. As of the date of this Agreement and as at Effective Date, there are and will be no outstanding subscriptions, rights, options, warrants or other agreements obligating Acquisition Corp. to issue, sell or transfer any stock or other securities of Acquisition Corp., except as otherwise described in this Agreement.

     (d) Articles of Incorporation and Bylaws. The Articles of Incorporation and bylaws of Acquisition Corp. are true, correct and complete. The minute books of Acquisition Corp. contain true and complete records of all meetings and consents in lieu of meetings of its Board of Directors and owners since the date of incorporation and accurately reflect all transactions referred to therein.

     (e) No Material Adverse Changes. As of the date of this Agreement, there shall be no material adverse change in the assets, operations, conditions (financial of otherwise) or prospective business of Acquisition Corp.; there shall be no damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Acquisition Corp., whether or not covered by insurance; there shall be no declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Acquisition Corp.'s capital stock; there shall no sale of an asset (other than in the ordinary course of business or otherwise approved by SSPC) or mortgage or pledge by Acquisition Corp. of any properties or assets.

     (f) Taxes. Acquisition Corp. has prepared and filed all appropriate federal, state and local tax returns of every kind and category (including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes,


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

inventory taxes, use taxes, gross receipt taxes, franchise taxes and property taxes) for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it, or has made adequate provisions for the payment thereof.

     (g) Compliance with Laws. Acquisition Corp. and all business conducted by it has complied with all federal, state, county and local laws, ordinances, regulation, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect its business.

     (h) Compliance with Other Instruments. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any violation of or be in conflict with any term of any contract or other instrument to which Acquisition Corp. is a party or of any judgment, statute, rule or regulation applicable to Acquisition Corp., or result in the creation of any lien, charge or encumbrance on any of its properties or assets, or result in the acceleration of any obligation of Acquisition Corp. under any deed of trust, mortgage, lease, or similar instrument to which it is a party.

     (i) No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

     (i) violate any provisions of the Articles of Incorporation or By-laws of Acquisition Corp.;

     (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, or otherwise give any other contracting party the right to terminate, or which constitute a default under, any contract or other agreement to which Acquisition Corp. is a party or by or to which it or any of its assets or properties may be bound or subject;

     (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Acquisition Corp. or upon the properties or business of Acquisition Corp.; or

     (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein.

     (j) Litigation. There is no outstanding order, judgment, injunction, award or decree of any court, government or regulatory body or arbitration tribunal against or involving Acquisition Corp. There is no action, suit or claim or legal, administrative or arbitral proceeding or any investigation (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or threatened against or involving Acquisition Corp. or any of its respective properties or assets. There is no fact, event or circumstances that may give rise to any suit, action, claim, investigation or proceeding except as disclosed in the letter described above. There is no action, suit or claim or legal, administrative or arbitral proceeding pending or threatened that would give rise to any right of indemnification on the part of any director of Acquisition Corp. or its respective heirs, executors or administrators of such directors or officers.

     (k) Labor Relations. Acquisition Corp. is not a party to any collective bargaining agreement governing its employees. There is no pending or threatened election for union representation of Acquisition Corp.'s employees.

     (l) Leases. All of the leases to which Acquisition Corp. is a party are in full force and effect and constitutes a legal, valid, and binding obligation of the respective parties thereto enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to the enforcement of creditors' rights generally and to the availability of equitable remedies which are subject to the discretion of the Court before which any proceeding therefor may be brought.

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

     (m) Assets. The document titled " Acquisition Corp.'s ASSETS" which shall be incorporated by reference and made part of this Agreement contains a correct and complete list and brief description of all machinery, equipment, furniture, leasehold improvements fixtures, vehicles, structures, owned or leased by Acquisition Corp., any related capitalized items or other tangible property material to the business of Acquisition Corp. (the "Tangible Assets"). Except as set forth in this document, Acquisition Corp. holds all rights, title and interest in all the properties, interests and assets, real, personal and mixed, free and clear of all liens, pledges, mortgage, security interests, conditional sales contracts or any other encumbrances or liens for current taxes not yet delinquent.

     (n) Accounts Receivable. All of Acquisition Corp.'s accounts and other receivables or thereafter acquired are collectible in full, less any reserves set up for doubtful receivables on its books.

     (o) Inventories. Acquisition Corp.'s inventories, as applicable, or thereafter acquired are valued at cost or market and consist of items which are of a quality and quantity usable and/or saleable in the ordinary course of Acquisition Corp.'s business.

     (p) Liabilities. Acquisition Corp.'s Liabilities as of the date of this Agreement are as set forth in the Financial Statements of Acquisition Corp. attached hereto and made a part hereof,

     (q) Conduct of Business. Acquisition Corp. shall conduct its business only in the ordinary course thereof consistent with prudent business judgment and past practice and in such a manner that the representations and warranties contained in this Section 2 shall be true and correct at and as of the Effective Date (except for changes contemplated, permitted or required by this Agreement) and so that the conditions to be satisfied by Acquisition Corp. at the Effective Date shall have been satisfied. Acquisition Corp. shall not incur expenses or liabilities between the date this Agreement is signed and the Effective Date other than in the normal course of business.

     (r) Unusual Events. Until the Effective Date, Acquisition Corp. shall supplement or amend all relevant documents incorporated by reference and made part of this Agreement with respect to any matter thereafter arising or discovered which, if existing or known at the date of this Agreement, would have been set forth or described in such documents; provided, however, that for the purpose of the rights and obligations of the parties hereunder, any such material supplemental disclosure shall not be deemed to have been disclosed to SSPC until the date Acquisition Corp. delivers it to SSPC, unless agreed to in writing by SSPC.

     (s) Changes in Business Relationship. Acquisition Corp. is not aware of any material changes or threatened changes in its business or client relationships, including any discontinuance of contractual relationships.

     (t) Full Disclosure. No representation or warranty of Acquisition Corp. and no statement contained in any document incorporated by reference and made part of this Agreement furnished by Acquisition Corp. to SSPC pursuant hereto or in connection with the transactions contemplated hereby contain or at the Effective Date will contain any untrue statement of a material fact or omit or will omit to state a material fact necessary to make such fact not misleading or necessary to provide SSPC with full information as to Acquisition Corp. and its affairs.

     (u) Status of Representations and Warranties as at Effective Date. The representations and warranties contained in this Section 2 shall be true and complete on the Effective Date with the same force and effect as though such representations and warranties had been made on and as at the Effective Date.

                                   ARTICLE III

                     REPRESENTATIONS AND WARRANTIES OF SSPC

     (a) Reporting Company. SSPC is required to and does file reports with the Securities and Exchange Commission ("SEC") pursuant to Section 13 (a) or 15 (d) of The Securities Exchange Act of 1934, and SSPC is

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current with respect to all reports required to be filed with the SEC.

     (b) Capitalization. As at the Effective Date, SSPC is authorized to issue up to 50,000,000 shares of Common Stock, Par Value $0.001 share, of which 19,021,281 shares of SSPC Common Stock were issued and outstanding and were held, of record, by 87 persons, with each holder thereof being entitled to cast one vote for each Share held on all matters properly submitted to the Shareholders for their vote; and there being no preemptive rights nor any cumulative voting; and

     As of the date of this Agreement and as at Effective Date, all of the outstanding capital stock of SSPC is and will be duly issued in accordance with all applicable laws, rules and regulations, is and will be fully paid and non-assessable. As of the date of this Agreement and as at Effective Date, all outstanding subscriptions, rights, options, warrants or other agreements obligating SSPC to issue, sell or transfer any stock or other securities of SSPC, are as is set forth in the Financial Statements of SSPC attached hereto.

     (c) Organization and Authority. SSPC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its property and assets and to conduct its business in the manner and the places in which it is now conducted.

     (d) Corporate Action. All corporate action necessary on the part of SSPC to authorize the execution and delivery to SSPC of this Agreement and the Certificate and the performance of its obligations thereunder has been or will have been duly taken prior to the Effective Date. This Agreement and the Articles of Incorporation constitute the valid and binding obligations of SSPC enforceable in accordance with their respective terms. The execution and delivery of and the consummation of the transactions provided for in this Agreement and the Articles of Incorporation will not violate any provision of the Certificate of Incorporation, Articles of Incorporation or By-laws of SSPC, as applicable, any provision of law, or any judgment, order or decree of any court or agency or government, applicable to SSPC, or result in a breach of, default under, or acceleration of any obligation under any indenture or agreement to which SSPC is a party.

     (e) Compliance with Other Instruments. Neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any violation of or be in conflict with any term or any contract or other instrument to which SSPC is a party or of any judgment, decree, order, statute, rule or regulation applicable to SSPC, or result in the creation of any lien, charge or encumbrance on any of its properties or assets, or result in the acceleration of any obligation of SSPC under any deed of trust, mortgage, lease, or similar instrument to which it is a party.

     (f) Compliance with Laws. SSPC has complied with all federal, state, county, local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect its status as a public company.

     (g) Articles of Incorporation and Bylaws. SSPC's Articles of Incorporate and By-laws and any amendments to each, are true, correct and complete. The minute books of SSPC contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors and owners since the date of incorporation and accurately reflect all transactions; referred to therein.

     (h) Financial Statements and Liabilities. SSPC's Financial Statements set forth in its Form 10-QSB filed on March 19, 2001, are true and correct, and, together with the disclosure made in said Reports, fully disclose all of SSPC's assets and liabilities.

     (i) Disclosures. No representation or warranty of SSPC in this Agreement, and no statement contained in any document incorporated by reference and made a part of this Agreement or other document furnished or to be furnished by SSPC to Acquisition Corp. pursuant hereto or in connection with the transactions contemplated hereby contains or at the Effective Date will contain any untrue statement of a material fact or omit or will omit to state a material fact necessary to make it not misleading or necessary to provide Acquisition Corp. with full information as to SSPC and its affairs.

     (j) No Material Adverse Changes. As of the date of this Agreement, there shall be no material adverse change in the assets, operations, conditions (financial of otherwise) or prospective business of SSPC; there shall be no damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of SSPC, whether or not covered by insurance; there shall be no declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of SSPC's capital stock; there shall no sale of an asset (other than in the ordinary course of business or otherwise approved by Acquisition Corp.) or mortgage or pledge by SSPC of any properties or assets.

     (k) Taxes. SSPC has prepared and filed all appropriate federal, state and local tax returns of every kind and category (including, without limitation, income taxes, estimated taxes, excise taxes, sales taxes, inventory taxes, use taxes, gross receipt taxes, franchise taxes and property taxes) for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it, or has made adequate provisions for the payment thereof.

     (l) Agreements. The document titled "SSPC's MATERIAL CONTRACTS" which shall be incorporated by reference into this Agreement sets forth any material contract or arrangement to which SSPC is a party or by or to which it or its assets, properties or business are bound or subject whether oral or written. All of the agreements set forth in said document are valid, binding enforceable, subsisting agreements, in full force and effect. SSPC is not in default under any of them (nor is any other party to any of such agreements, nor does any condition exist which with notice or lapse of time or both would constitute default thereunder).

     (m) Insurance Policies. The document titled "SSPC's INSURANCE POLICIES" which shall be incorporated by reference and made part of this Agreement contains a complete and correct list and summary description of all insurance policies held by SSPC and in force and effect at the date hereof, including but not limited to key-man insurance, workers' compensation and employer liability, automobile insurance, malpractice insurance, product liability and title insurance.

     (n) Labor Relations. SSPC is not a party to any collective bargaining agreement governing its employees. There is no pending or threatened election for union representation of SSPC's employees.

     (o) Conduct of Business. Between the date of this Agreement and the Effective Date, SSPC shall conduct its business only in the ordinary course thereof consistent with prudent business judgment and past practice and in such a manner that the representations and warranties contained in this Section 3 shall be true and correct at and as of the Effective Date (except for changes contemplated, permitted or required by this Agreement) and so that the conditions to be satisfied by SSPC at the Effective Date shall have been satisfied. SSPC shall not incur expenses or liabilities between the date this Agreement is signed and the Effective Date other than in the normal course of business.

     (p) Unusual Events. Until the Effective Date, SSPC shall supplement or amend all relevant documents incorporated by reference and made part of this Agreement with respect to any matter thereafter arising or discovered which, if existing or known at the date of this Agreement, would have been set forth or described in such documents; provided, however, that for the purpose of the rights and obligations of the parties hereunder, any such material supplemental disclosure shall not be deemed to have been disclosed to Acquisition Corp. until the date SSPC delivers it to SSPC, unless agreed to in writing by Acquisition Corp..

     (q) Changes in Business Relationship. SSPC is not aware of any material changes or threatened changes in its business or client relationships, including any discontinuance of contractual relationships.

     (r) Representations and Warranties as at Effective Date. The representations and warranties contained in this Section 3 shall be true and complete on the Effective Date with the same force and effect as though such representations and warranties had been made on and as at the Effective Date.

                                   ARTICLE IV

                         COVENANTS OF ACQUISITION CORP.

     (a) Conduct of Business. From the date of this Agreement through the Effective Date, Acquisition Corp. shall conduct its business in the ordinary course.

     (b) Preservation of Business. From the date hereof through the Effective Date, Acquisition Corp. shall use its best efforts to preserve its business organization intact, keep available the services of its present officers, employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

     (c) Insurance. Acquisition Corp. at all times will have in effect and maintain insurance now in force on or with respect to its properties and assets and its business and will at all times have in effect and maintain insurance coverage against all hazards, casualties, liabilities, and losses in the amount and of the character and kind normally carried by corporations engaged in a business similar to that conducted by it.

     (d) Litigation. Acquisition Corp. shall promptly notify SSPC of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against it or any of their respective officers, directors, employees, consultants, agents, owners or other representatives with respect to the affairs of SSPC.

     (e) Compliance with Laws. Acquisition Corp. will comply in all material respects with federal and state regulations necessary to effectuate the exchange of all outstanding capital stock of Acquisition Corp. for shares of capital stock of Acquisition Corp., as contemplated by this Agreement.

     (f) Continued Effectiveness of Representations and Warranties. From the date hereof through the Effective Date, Acquisition Corp. shall conduct its business in such a manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Effective Date and as if made on the date of this Agreement, and shall:

     (i) promptly give notice to SSPC of any event, condition or circumstances occurring from the date hereof through the Effective Date which would render any of the representations or warranties untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

     (ii) supplement the information contained herein in order that such information is kept current, complete and accurate.

                                    ARTICLE V

                                COVENANTS OF SSPC

     (a) Conduct of Business. From the date of this Agreement through the Effective Date, SSPC shall conduct its business in the ordinary course.

     (b) Preservation of Business. From the date hereof through the Effective Date, SSPC shall use its best efforts to preserve its business organization intact, keep available the services of its present officers, employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

     (c) Insurance. SSPC at all times will have in effect and maintain insurance now in force on or with respect to its properties and assets and its business and will at all times have in effect and maintain insurance coverage against all hazards, casualties, liabilities, and losses in the amount and of the character and kind normally carried by corporations engaged in a business similar to that conducted by it.

     (d) Compliance with Laws. SSPC will comply in all material respects with federal and state regulations necessary to effectuate the exchange of all outstanding capital stock of Acquisition Corp. for shares of capital stock of SSPC, as contemplated by this Agreement

     (e) Litigation. SSPC shall promptly notify Acquisition Corp. of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against it or against any of their respective officers, directors, employees, consultants, agents, owners or other representatives with respect to the affairs of SSPC.

     (f) Continued Effectiveness of Representations and Warranties. From the date hereof to the Effective Date, SSPC shall conduct its business in such a manner so that the representations and warranties contained in Section 3 shall continue to be true and correct on and as of the Effective Date and as if made on the date of this Agreement, and shall:

     (i) promptly give notice to Acquisition Corp. of any event, condition or circumstances occurring from the date hereof through the Effective Date which would render any of the representations or warranties untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

     (ii) supplement the information contained herein in order that such information is kept current, complete and accurate.

     (g) Dissenter's Rights. SSPC understands that, as a shareholder of Acquisition Corp., it may have Dissenter's Rights under Delaware law. However, as the sole shareholder of Acquisition Corp., SSPC declares that Dissenter's Rights shall not be demanded prior to or after the Effective Date pursuant to the provisions of Delaware Law, if any, as to dissenters' rights, and by signing this Agreement, SSPC waives dissenters' rights, if any, under Delaware law.

                                   ARTICLE VI

                      CONDITIONS TO THE OBLIGATIONS OF SSPC

     The obligations of SSPC to consummate this Agreement and the transactions contemplated hereby are subject to the satisfaction at or before the Effective Date of every one of the following conditions, any of which SSPC may in its sole discretion waive:

     (a) Representations and Warranties. The representations and warranties of Acquisition Corp. set forth in Section 2 hereof shall be true and correct at and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the date of this Agreement, and any letter, statement, list, certificate or other written information furnished by Acquisition Corp. pursuant hereto or in connection on with the transactions contemplated hereby shall be true and correct in all material respects at and as of the date or dates stated therein.

     (b) Performance of Acquisition Corp.. Acquisition Corp. shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it either prior to or at the Effective Date.

     (c) Governmental Permits and Approvals. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the transaction contemplated shall have been obtained.

     (d) Third Party Consents. All consents, permits and approvals from parties to any contracts or other agreements which may be required in connection with the performance by the Parties hereto of their obligations under such contacts or other agreements shall have been obtained.

     (e) Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by a governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the opinion of SSPC, a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Acquisition Corp..

     (f) Absence of Adverse Changes. Since the date of this Agreement, there shall have been no change in the financial condition, business, or properties of Acquisition Corp. which materially and adversely affects the conduct of its business or its condition, financial or otherwise.

     (g) No Restraining Order. There shall not have been any action or proceeding instituted or threatened before any court or governmental agency to restrain or prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated hereby, which in the opinion of SSPC make it inadvisable to consummate such transaction.

                                   ARTICLE VII

               CONDITIONS TO THE OBLIGATIONS OF ACQUISITION CORP.

     The obligations of Acquisition Corp. to consummate this Agreement and the transactions contemplated hereby are subject to the satisfaction at or before the Effective Date of each and every one of the following conditions, any of which Acquisition Corp. may in its sole discretion waive:

     (a) Representations and Warranties. The representations and warranties of SSPC set forth in Section 3 hereof shall be true and correct at and as of the Effective Date with the same effect as though such representations and warranties had been made on and as of the date of this Agreement, and any letter, statement, list, certificate or other written information furnished by SSPC pursuant hereto or in connection on with the transactions contemplated hereby shall be true and correct in all material respects at and as of the date or dates stated therein.

     (b) Performance of SSPC. SSPC shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it either prior to or at the Effective Date.

     (c) Governmental Permits and Approvals. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the transaction contemplated shall have been obtained.

     (d) Third Party Consents. All consents, permits and approvals from parties to any contracts or other agreements which may be required in connection with the performance by the Parties hereto of their obligations under such contacts or other agreements shall have been obtained.

     (e) Litigation. No action, Suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by a governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may have, in the opinion of Acquisition Corp., a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of SSPC.

     (f) Absence of Adverse Changes. Since the date of this Agreement, there shall have been no change in the financial condition, business, or properties of Acquisition Corp. which materially and adversely affects the conduct of its business or its condition, financial or otherwise.

     (g) No Restraining Order. There shall not have been any action or proceeding instituted or threatened before any court or governmental agency to restrain or prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated hereby, which in the opinion of Acquisition Corp. make it inadvisable to consummate such transaction.

     (h) Securities Certificates. At the Effective Date, each owner and Debenture Holder of Acquisition Corp. shall receive a certificate or certificates representing the number of shares of common stock and/or Debentures of SSPC to which they are entitled.

                                  ARTICLE VIII

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     All representations, warranties, agreements, covenants, and obligations herein made by or in any of the documents incorporated by reference and made a part of this Agreement shall be deemed to have been relied upon by each of the other parties, shall survive the Effective Date for a period of two years thereafter, and shall not merge in the performance of any obligation by any party hereto.

                                   ARTICLE IX

                                   TERMINATION

     (a) Events of Termination. This Agreement may be terminated at any time prior to the filing of the Certificate of Ownership in the office of the Secretary of the State of Delaware by:

          (i) Mutual consent of Acquisition Corp. and SSPC;

          (ii) SSPC if, at the Effective Date, any of the conditions set forth in Section 6 shall not have been satisfied;

          (iii) Acquisition Corp. if, at the Effective Date, any of the conditions set forth in Section 7 shall not have been satisfied;

          (iv)  SSPC,   if   Acquisition   Corp.   has   breached  any  material
     representation warranty, covenant or agreement contained in this Agreement;

          (v)   Acquisition   Corp.,   if  SSPC  has   breached   any   material
     representation,   warranty,   covenant  or  agreement   contained  in  this
     Agreement;

          (vi) SSPC, if any legal proceeding is commenced or threatened by any governmental or regulatory agency or other person directed against the consummation of the transaction or any other transaction under this Agreement; and

          (vi)  Acquisition  Corp.,  if any legal  proceeding  is  commenced  or threatened by any governmental or regulatory agency or other person directed against the consummation of the transaction or any other transaction under this Agreement;

     (b) Effect of Termination. If this Agreement shall be terminated as provided in Section 9 (a), the Articles of Incorporation shall be deemed to have been abandoned and shall be void and of no further effect, without any liability on the part of any of the parties thereto or the stockholders, directors, officers, employees or agents of any of them.

                                    ARTICLE X

                                 INDEMNIFICATION

     (a) Obligation of Acquisition Corp. to Indemnify. Subject to the limitations on the survival of representations and warranties contained in
Article VIII, Acquisition Corp., its respective officers, directors and employees hereby agree to indemnify, defend and hold SSPC harmless from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorney's fees and disbursements) based upon, arising out of or otherwise due to any material inaccuracy in or any breach of any representation, warranty, covenant or agreement of Acquisition Corp. contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

     (b) Obligation of SSPC to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Article VIII, SSPC, its respective officers, directors and employees, hereby agree to indemnify, defend and hold Acquisition Corp. harmless from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys fees and disbursements) based upon, arising out of or otherwise due to any material inaccuracy in or any breach of any representation, warranty, covenant or agreement of SSPC contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

     (a) Notices. Any notice, request, demand or other communication which is required to or may be given under this Agreement shall be in writing, and shall be sufficiently given if delivered in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

         If to SSPC:
                  Lawrence W. Taggart, Esq., President
                  Southern States Power Company, Inc.
                  3400 Inland Empire Blvd. Suite 101
                  Ontario, CA 91764
                  Facsimile Telephone Number: (909) - 476 - 3576

         If to Acquisition Corp.:
                  Lawrence W. Taggart, Esq., President
                  Power Acquisition Corp.
                  3400 Inland Empire Blvd. Suite 101
                  Ontario, CA 91764
                  Facsimile Telephone Number: (909) - 476 - 3576 or to such other address as a party may have specified in writing to the other parties using the procedures specified above in this Article XI.

     Notice shall be deemed to have been given when actually received by the addressee or recipient of the writing in question. When giving notice under this Agreement, time shall be calculated to, or from, as the case may be, the date of: (a) personal delivery, (b) delivery by certified mail, Federal Express or other method by which the delivery date can be verified successfully, or (c) facsimile transmission, in which case the successful transmission confirmation receipt from the sender's facsimile machine shall be presumptive evidence of successful facsimile delivery

     (b) Fees and Expenses. Each of the Parties will bear its own costs and expenses in connection with the negotiation and the consummation of this Agreement.

     (c) Amendment. This Agreement may be amended by mutual agreement of the Parties at any time prior to the Effective Date. All amendments must be in writing equal in dignity to this Agreement.

     (d) Further Assurances. The Parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such Party shall use it best efforts to fulfill or obtain the fulfillment of the conditions.

     (e) Law Governing. This Agreement shall be deemed to have been entered into under the Laws of the State of California and the rights and obligations of the parties hereunder shall be governed and determined according to the Laws of California without regard to applicable conflicts of laws.

     (f) Resolution of Disputes; Arbitration. All disputes concerning this Agreement or any claim or issue of any nature (whether brought by the Parties hereto or by any other person whatsoever) arising from or relating to this Agreement or to the corporate steps taken to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means of arbitration to be conducted in San Bernadino County, California, which arbitration will proceed in accordance with the rules of the American Arbitration Association (or any successor organization thereto) then in force for resolution of commercial disputes.

     The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction.

     Each entity or Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding, including its own attorney's fees (for any litigation, arbitration, and any appeals).

     (g) Entire Agreement and Counterparts. This Agreement and the documents incorporated by reference and made a part of it and any other instruments and agreements to be delivered in conjunction herewith constitute the entire agreement between the parties with respect to the transactions contemplated herein and supersede all prior agreements and understandings, whether written or oral, of the Parties with respect thereto. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

     (h) Construction. This Agreement shall be construed within the fair meaning of each of its terms and not against the party drafting the document.

     IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto under their respective seals, as of the day and year first above written.

                                      SSPC


                                      SOUTHERN STATES POWER COMPANY, INC

  S/Mark F. Taylor                  By:    s/Harrison A. McCoy
--------------------------------       ----------------------------------------
                                       Harrison A. McCoy, III, Vice-President



________________________________    By:_______________________________________
                                                                   , Secretary



                                    ACQUISITION CORP.


                                    POWER ACQUISITION CORP.


  S/Mark F. Taylor                  By:  s/Harrison A. McCoy
--------------------------------       -----------------------------------------
                                       Harrison A. McCoy, III, Vice-President



________________________________    By:_______________________________________
                                                                   , Secretary

Exhibit 10.1










--------------------------------------------------------------------------------





                          TECHNOLOGY TRANSFER AGREEMENT

                                  By and among

                             POWER ACQUISITION CORP.

                                       AND

                             GREEN AERO ENERGY, LTD.


                               Dated April 9, 2001


--------------------------------------------------------------------------------







    This TECHNOLOGY TRANSFER AGREEMENT, is made and entered into this 9th day of April 2001 by and among GREEN AERO ENERGY, LTD. ( the "Seller")
      a Native American owned energy company and POWER ACQUISITION CORP., a Delaware corporation ( the "Purchaser).

     For and in  consideration  of the  premises and for other good and valuable
consideration,   the   receipt  and  legal   sufficiency   of  which  is  hereby
acknowledged, the parties agree:

                        ARTICLE 1. CONTRIBUTION OF ASSETS

Section 1.1 Assets Contributed. In reliance upon the representations, warranties, covenants, and agreements contained in this Agreement, and upon the terms and subject to the conditions of this Agreement, at the Closing, Seller will, in the manner specified in this Agreement.

     (a)  transfer to Purchaser  all right,  title,  and interest to the Device:
          and

     (b) transfer to Purchaser a copy of the most recent version of the user manual for the Process.

     All of the assets,  rights,  and  properties  of Seller  described  in this
     Section 1.1 to be transferred to Purchaser are hereinafter collectively referred to as the "Contributed Assets."

Section 1.2 Excluded Liabilities. Purchaser shall not assume or become liable for any obligations, commitments, or liabilities of seller, whether known of unknown, absolute, contingent, or otherwise and whether or not related to the Contributed Assets.

Section  1.3  Consideration  for  Contribution.   The  purchase  price  for  the
Contributed Assets (the "Purchase Price") shall be

     (a)  the sum of $150,000.00 to be paid by the Purchaser to the Seller;

     (b) a royalty, as defined in Section 1.4, to be paid by the Purchaser to the Seller, or assigns; and

     (c) 10 shares of Class B Non Voting Common Stock, Par Value $.001 per share, of the Purchaser to be issued to and delivered by the Purchaser to the Seller.

Section 1.4 Certain Definitions. The capitalized terms set forth below is used herein with the meanings thereafter ascribed.

     "Affiliate" shall mean, as to any person or entity, any other person or entity directly of indirectly controlling, controlled by or under common control with such person or entity.

     "Agreement" means this Technology Transfer Agreement.

     "Contributed Assets" means possession and ownership of, and all other rights of any kind whatsoever, to a process and attendant device, including the plans and specifications thereof, to initiate a chemical reaction in heavy crude oil reservoirs designed to reduce the viscosity of the oil and facilitate its extractions.

     "Device" means the machine or apparatus used to generate electrical power from with-driven machines, together and coupled with diesel powered back-up generators intended to be fueled by Biodiesel, and alternative, ecologically preferred fuel.

     "Process" means a method to harness and capture the power from wind and covert it to electrical energy.

     "Royalty" means a sum equal to 5% of gross revenues of Purchaser attributable to sales, leases, joint ventures with respect to and all other dispositions of the Device or of the Technology by Purchaser to third-parties, with Royalties to be paid within 30 days from the end of each Purchaser's fiscal quarters calculated on gross revenues incurred during said quarter.

     "Trade Secrets" means information which derives economic value, actual or potential, from not being generally known and not being readily ascertainable to other persons who can obtain economic value from its disclosure or use and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy of confidentiality.

                        ARTICLE 2. PROCEDURE FOR CLOSING

Section2.1 The Closing. Subject to the satisfaction of appropriate waiver of all conditions precedent thereto the closing of the purchase and sale of the Contributed Assets (the "Closing") shall be held on the fifth (5th) business day immediately following the date on which the last of the conditions precedent to the obligations of Purchaser set forth in Article 5 have been satisfied or waived, or at such other time, date and place as the parties to this Agreement may otherwise agree.

Section 2.2 Deliveries at the Closing.

     (a)  At the Closing, Purchaser will deliver the following to Seller:

          (i) $150,000.00 Dollars, by cashiers check or wire transfer to an account designated by Seller; and

          (ii) a Certificate in the name of the Seller for 10 share of Class B NonVoting Common Stock, Par Value $.001 per chare of the Purchaser.

     (b)  At Closing, Seller will deliver the following to Purchaser:

          (i) the original copy of the plans and other kinds of information necessary to build and operate the Device; and

          (ii) the original copy of the writings and other information necessary to implement and use the Procedure.

               ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF SELLER

     For the purpose of inducing Purchaser to purchase the Contributed Assets, Seller represents and warrants to Purchaser that:

Section 3.1 Organization and Qualification. Seller is an organization duly organized, validly existing, and in good standing under the laws of the State of California and has all power and authority to conduct its business, to own, lease, or operate its properties in the places where the business is conducted and such properties are owned, leased or operated. Seller is not qualified to do business as a foreign corporation in any jurisdiction.

Section 3.2 Authority. Seller has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement by Seller has been duly and validly authorized and approved by all necessary action on the part of Seller, and this Agreement is the legal, valid, and binding obligation of Seller, enforceable against Seller accordance with its terms, Neither the execution and delivery of this Agreement by seller not the consumption by Seller of the transactions contemplated thereby will:

     (a) Violate Seller's Articles of Incorporation or Bylaws;

     (b) Violate any provisions of law or any order of any court or any governmental unit to which Seller is subject, or by which the Contributed Assets may be bound;

     (c) conflict with result in a breach of or constitute a default under any Contract indenture, mortgage, lease, agreement, or other instrument to which Seller, or Seller's shareholders, is a party or by which it or any of the Contributed Assets may be bound; or

     (d) result in any encumbrance upon of any of the Contributed Assets.

Section 3.3 Execution and Delivery. No consent, approval, authorization, or action by any third party of any court, administrative agency, or other governmental authority is required in connection with the execution and delivery by Seller of this Agreement or the consumption by Seller of the transactions contemplated thereby, the absence of which would have material adverse affect on the Contributed Assets or the consummation of this transaction.

Section 3.4 Contributed Assets.

     (a) Seller is the sole and exclusive owner of all right, title, and interest in and to the Contributed Assets free and clear of all liens, security interests, charges, encumbrances, equities, or other adverse claims. Seller has not granted to any third party any right to manufacture, reproduce, distribute, market, or exploit any of the Contributed Assets or any adaptations, translations, or derivative works based thereon.

     (c) Seller has at all times used commercially reasonable efforts to protect its Trade Secrets and has not disclosed or otherwise dealt with such items in such a manner as to cause the loss of such Trade Secrets by release thereof into the public domain. Seller has at all times used commercially reasonable efforts to protect the confidentiality of all of its other confidential and proprietary information and that of third parties, which is or has been in its possession.

Section 3.5 Compliance and Laws. Seller is not subject to any judgement, order, writ, injunction, or decree that adversely affects, or might in the future reasonable be expected to adversely affect the Contributed Assets. Seller is in compliance with all material federal state and local governmental laws, ordinances, rules and regulations of authorities having jurisdiction over the Contributed Assets, except where the failure to so operate would not have an adverse affect of Seller, the Technology, or the consummation of the transaction contemplated hereby.

Section 3.6 Litigation. There are no claims charges, arbitration's, grievances, actions, suits proceedings, or investigations pending or to the knowledge of Seller threatened against, or affecting the Seller, or any of the Contributed Assets at law of in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau agency, or instrumentality, domestic, or foreign, which involves the likelihood of any adverse judgment or liability, whether or not fully covered by insurance, nor is there any basis known to Seller for such claims. Seller is not in default concerning any order, writ, injunction or decree of any federal, state, municipal court, or other governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting Seller or the Contributed Assets.

Section 3.7 Governmental Approval and Consents. To the best of Seller's knowledge, no consent, approval, or authorization of or declaration, filing, or registration with any governmental or regulatory authority is required in connection with the execution, delivery, and performance of this Agreement or the consummation of the transactions contemplated hereby.

Section 3.8 Correctness of Representation. No representation or warranty of Seller in this Agreement or in any exhibit, certificate or writing furnished pursuant hereto, contains, or on the Closing Date will contain, any untrue statement of fact or omits, or on the Closing Date will omit, to state any fact necessary in order to make the statements contained therein not misleading, and all such statements, representations, warranties, exhibits, certificates, and writings shall be true and complete on and as of the Closing Date as though made on that date.

              ARTICLE 4. REPRESENTATION AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants the following:

Section 4.1 Organization and Qualification. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all corporate power and authority to conduct its business, to own, lease, or operate its properties in the places where such business is conducted and such properties are owned, leased, or operated. Prior to the Closing, Purchaser will be duly qualified to do business and will be in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the business of financial condition of Purchaser.

Section 4.2 Authority Purchaser has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of each transaction of this Agreement (hereinafter referred to as a "Purchaser Transaction") by Purchaser has been duly and validly authorized and approved by all necessary action on the part of Purchaser, and each Purchaser Transaction is the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as enforceability, moratorium, or similar laws affecting creditors' rights generally, and by the exercise of judicial discretion in accordance with equitable principles. Neither the execution and delivery of any Purchaser Transaction by Purchaser for the consummation by Purchaser of the transactions contemplated hereby or thereby will;

          (a)  violate Purchaser's Articles of Incorporation or Bylaws

          (b) violate any provisions of law or any order of any court or any governmental unit to which Purchaser is subject, or by which its Contributed Assets are bound.

          (d)  conflict  with,  result in a breach of, or  constitute  a default
               under  any  indenture,   mortgage,  lease,  agreement,  or  other
               instrument to which Purchaser is party or by which its Contributed Assets or properties are bound.

Section 4.3 Litigation. There is no suit, action, proceeding, claim, or investigation pending or, to Purchaser's knowledge, threatened, against Purchaser on the Contributed Assets, business, consummating the transactions contemplated by this Agreement.

Section  4.4  Brokers  and  Finders.  Neither  Purchaser  nor any  Affiliate  of
Purchaser has incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finders' fees in connection with transactions contemplated in this Agreement.

Section 4.5 Governmental Approval and Consents. No Consents approval, or authorization of or declaration, filing, or registration with any governmental or regulatory authority is required in connection with the execution, delivery, and performance of this Agreement or the consummation of the transactions contemplated hereby.

Section 4.6 Correctness of Representations. No representation or warranty of Purchaser in this Agreement or in any exhibit, certificate, or writing furnished pursuant hereto contains, or on the Closing Date will contain, any untrue statement of fact or omits or, on the Closing Date, will omit, to state any fact necessary in order to make the statements contained herein or therein not misleading, and all such statements, representations, warranties, exhibits, and certificates shall be true and complete on and as of the Closing Date as though made on that date.

         ARTICLE 5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER

The obligation of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction to the sole discretion of the Purchaser, on or before the Closing Date, shall be of each of the following conditions all or any of which may be waived in writing, in whole or in part, by
Purchaser:

Section 5.1 Representations True at Closing. Each representation and warranty in
Article 3 hereof shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representation and warranty had been made on and as of the Closing Date (except that such representations and warranties may be untrue or incorrect as result of actions or transactions expressly permitted by this Agreement or actions or transactions of Seller made with the prior written consent of Purchaser).

Section 5.2 Compliance by Seller. Seller shall have duly performed all of the covenants, agreements, acts, and undertakings to be performed by Seller on or prior to the Closing Date.

Section 5.3 No Injunction, Etc. No action, proceeding, investigation, regulation, or legislation, shall be pending or overtly threatened which seeks to enjoin, retrain, or prohibit consummation of the transactions contemplated hereby, or to obtain damages from Purchaser, in respect of the consummation of the transactions contemplated hereby, or which seeks to enjoin the operation of a substantial portion of the Contributed Assets, or, which in the reasonable judgment of Purchaser, would make it inadvisable to consummate the transactions contemplated by this Agreement.

Section 5.4 Certificates. Seller shall have delivered to Purchaser all such certificates, dated as of the Closing Date as Purchaser shall reasonably request to evidence the fulfillment by Seller, or other satisfaction as of the Closing Date, of the terms and conditions of this Agreement.

Section 5.5 Incumbency. Purchaser shall have received a certificate of incumbency of Seller executed by the President and Secretary of Seller listing the officers of Seller authorized to execute the Agreement and the instruments of transfer and conveyance on behalf of Seller, certifying the authority of each such officer to execute the agreements, documents, and instruments of behalf of Seller in connection with the consummation of the transactions contemplated herein.

Section 5.6 Accuracy of Schedules. Examination by Purchaser shall not have disclosed any material inaccuracy in the representations and warranties of Seller, set forth in this Agreement.

                         ARTICLE 6. POST CLOSING MATTERS

Section 6.1 Public Announcements. Seller and Purchaser will consult with each other before issuing any press released pertaining to the first public announcement of the Closing of this Agreement and future press release which include the name of Southern States Power Company, Inc.; Power Acquisition Corp. or Green Aero Energy Ltd. And any of their officers, directors or employees.

                               ARTICLE 7. GENERAL

Section 6.1 Survival of Representations, Warranties, Etc. Each of the parties to this Agreement covenants and agrees that its representations, warranties, covenants, statements and agreements contained in this Agreement and the exhibits hereto and any document delivered in connection herewith shall survive the Closing Date for a period of one (1) year from the Closing Date.

Section 6.2 Notices. Any notice, request, demand or other communication which is required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given (1) if transmitted by telecopy, electronic telephone line facsimile transmission or other similar electronic or digital transmission method, when transmitted; (2) if sent by an nationally recognized next day delivery service that obtains a receipt on delivery, the day after it is sent; (3) if mailed, first class registered or certified United States mail, postage prepaid, five days after it is sent; and (4) in any other case, when actually received. In each case, notice shall be sent to:

     If to GREEN AERO:

           Keith A. Johnson, Vice President
           Green Aero Energy, Ltd.
           10444-L Corporate Drive
           Redlands, California 92373

     with a copy to:

           ---------------------------------
           ---------------------------------

     If to POWER ACQUISITION:

           Lawrence W. Taggart, President
           3400 Inland Empire Blvd. Ste. #101
           Ontario, California 91764

     With a copy to:

           ---------------------------------
           ---------------------------------


or such other address s a party may have specified in writing to the other parties using the procedures specified above in this Section 6.2.

Section 6.3 No Benefit to Others. The representations, warranties, covenants, and agreement contained in this Agreement are for the sole benefit of the parties, and their heirs, executors, administrators, legal representatives, successors and assigns, and they shall not be construed as conferring any rights on any other persons, or limiting any rights of any party hereto against any other person or entity.

Section 6.4 Headings, Gender, and "Persons". All section headings contained in this Agreement are for the convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender, masculine, feminine, or neuter, as the corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity.

Section 6.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which together shall constitute one and the same instrument, and shall become effective when each of the parties has executed at least one of the counterparts even if all the parties have not executed the same counterpart.

Section 6.6 Integration; Waiver and Modifications; Captions. This Agreement constitutes the entire understanding between the Parties with respect to the subject matter hereof and superseded all negotiations, preliminary agreements of understandings, written or oral, prior to the execution hereof. All titles, headings, and captions used herein are for convenience only and shall not be taken as limitation or construction of the terms of this Agreement. Neither this Agreement, nor any provision hereof, may be changed, waived, discharged, supplemented, or terminated orally, but only by an agreement in writing signed by the party against which the enforcement of such change, waiver, discharge, or termination is sought.

Section 6.7 Time of Essence. Time is of the essence in this Agreement.

Section 6.8 Governing Law. This Agreement shall be deemed to have been entered into under the Laws of the State of California and the rights and obligations of the parties hereunder shall be governed and determined according to the Laws of California without regard to applicable conflicts of laws.

Section 6.9 Resolution of Disputes. All disputes concerning this Agreement or any claim of issue of any nature (whether brought by the Parties hereto or by any other person whatsoever) arising from or relating to this Agreement or to the corporate steps taken to enter into it (including without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means or arbitration to be conducted in San Bernardino County, California, which arbitration will proceed in accordance with the rules of the American Arbitration Association(or any successor organization thereto) then in force for resolution of commercial disputes.

     The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction.

     Each entity or Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding , including its own attorney's fees (For any litigation, arbitration, and any appeals.)

Section 6.10 Severability. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained herein unless the deletion ouch provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable. The Court in its discretion may substitute for the deleted provision an enforceable provision which reasonably approximated the excluded provision.

Section 6.11 Waivers. No waiver of any breach or delay in enforcing the terms of this agreement shall operate or be construed as a waiver of any subsequent breach. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, convenant or agreement contained herein, therein and in any document delivered in connection herewith or therewith.

Section 6.12 Specific Enforcement. The parties agree and acknowledge that in the event of a breach by either of the parties of any other material provision of this Agreement, damages at law will be an insufficient remedy to the other party. Accordingly, the parties agree that, in addition to any other remedies or rights that my be available to any of them, the parties shall also each be entitled, upon application to a court of competent jurisdiction, to obtain temporary or permanent injunctions to compel specific performance of the obligations of the other party under this agreement.

Section 6.13 Expenses. Each of the parties to this Agreement shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including the fees and expenses of its counsel and its certified public accountants and other advisors.

Section 6.14 Further Assurances. The parties to this Agreement will execute and deliver, or cause to be executed and delivered, such additional or further documents, agreements or instruments and shall cooperate with one another in all respects for the purpose of carrying out The transactions contemplated by this Agreement, all without additional consideration.

Section 6.15 Good Faith. Purchaser convenants with Seller that is will act in good faith in all matters involving the rights of Seller , and shall not take any action, the sole purpose of which is to deprive Seller of the benefits to which they would otherwise be entitled under this Agreement.


     IN WITNESS WHEREOF, this Agreement has been signed by an officer thereunto duly authorized of each of the Purchaser and Seller hereto.

SIGNATURES BEGIN ON THE FOLLOWING PAGE

                                     SELLER


ATTEST:                              GREEN AERO ENERGY, LTD.

                                     By:  s/Keith A. Johnson
---------------------------------       ----------------------------------------
                                        Keith A. Johnson, Vice Pres.


ATTEST:

                                     By:
---------------------------------       ----------------------------------------
                                                                       Secretary


                                     PURCHASER

                                     POWER ACQUISITION CORP.
ATTEST:

 S/Mark F. Taylor                    By:  s/Lawrence W. Taggart
---------------------------------       ----------------------------------------
                                        Lawrence W. Taggart, President

ATTEST:

---------------------------------    -------------------------------------------
                                                                       Secretary